                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D. C.  20549



                                       FORM 8-K



                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934




                          Date of Report:  October 16, 1998
                                           ----------------



                                  LG&E ENERGY CORP.
                                  -----------------
                (Exact name of registrant as specified in its charter)

        Kentucky                       1-10568             61 - 1174555
        --------                       -------             ------------
     (State or other                 (Commission         (I.R.S. Employer
     jurisdiction of                 File Number)        Identification No.)
     incorporation)



                                220 West Main Street
                                   P.O. Box 32030
                                Louisville, KY 40232
                                --------------------
                      (Address of principal executive offices)



                                   (502) 627-2000
                                   --------------
                          (Registrant's telephone number)

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Item 5.  Other Events.

In connection with the May 4, 1997 merger of KU Energy Corporation and LG&E Energy Corp. (the "Company"), management's discussion and analysis and consolidated financial statements of the Company as of December 31, 1997 are filed as Exhibit 99.01 to this report and incorporated herein by reference.

The consolidated financial statements reflect the accounting for the merger as a pooling of interests and are presented as if the companies were combined as of the earliest period presented. However the financial information is not necessarily indicative of the results of operations, financial position or cash flows that would have occurred had the merger been consummated for the periods for which it is given effect, nor is it necessarily indicative of future results of operations, financial position or cash flows. These statements should be read in conjunction with the Company's Form 10-Q's for the quarters ended March 31, 1998, and June 30, 1998.

Item 7(c).  Exhibits Filed.


Exhibit
Number         Description
27             Financial Data Schedules.

99.01          Consolidated Financial Statements of LG&E Energy Corp. as of
               December 31, 1997.

99.02          Consent of Independent Accountants.

                                     SIGNATURES
                                     ----------

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


LG&E ENERGY CORP.
-----------------
Registrant


/s/ John R. McCall
------------------
John R. McCall
Executive Vice President, General
Counsel and Corporate Secretary


Date:  October 16, 1998

                                   EXHIBIT INDEX

                                 LG&E ENERGY CORP.

                             Current Report on Form 8-K
                               Dated October 16, 1998

                                      EXHIBITS


Exhibit No.    Description
27             Financial Data Schedules.

99.01          Consolidated Financial Statements of LG&E Energy Corp. as of
               December 31, 1997.

99.02          Consent of Independent Accountants.

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